June 6, 2008

MARKETFIELD FUND
A Series of Trust for Professional Managers

Supplement to Prospectus dated July 25, 2007

Effectively immediately, the Marketfield Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”), has reduced the Fund’s minimum initial investment from $1,000,000 to $25,000, and subsequent investment minimum from $100,000 to $100.

The disclosure in the first paragraph of the section entitled “How to Purchase Shares” on page 13 and the subsections “Investing by Telephone” on page 14 and “Subsequent Investments” and “Automatic Investment Plan” on page 15 of the Fund’s Prospectus are revised to read as follows:

How to Purchase Shares

Shares of the Fund are purchased at the next NAV calculated after your purchase order is received by the Fund. The minimum initial investment is $25,000 with a minimum investment of $100 for subsequent investments (See “Subsequent Investments” below).  The Fund may, but is not required to, accept investments in amounts below the minimum investment of $25,000 from investors who are related to, or affiliated with, shareholders who have invested $25,000 in the Fund.  Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of initial or subsequent investments.

Investing by Telephone. If you have completed the “Telephone Purchase Authorization” section of the Account Application, you may purchase additional shares by telephoning the Fund toll free at (888) 236-4298.  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $100. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased in your account at the applicable price determined on the day your order is placed.

Subsequent Investments.  The minimum subsequent investment is $100.  Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of subsequent investments.  You may add to your account at any time by purchasing shares by mail, by telephone or by wire.  You must call to notify the Fund at (888) 236-4298 before wiring.  A remittance form, which is attached to your individual account statement, should accompany any investments made through the mail.  All purchase requests must include your shareholder account number.

Automatic Investment Plan.  For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100, on a monthly or quarterly basis.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Fund’s Transfer Agent five days prior to the effective date.  A fee will be charged if your bank does not honor the AIP draft for any reason.

Please retain this Supplement with your Prospectus for reference.

The date of this Supplement is June 6, 2008.